Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jong S. Whang and Robert T. Hass, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in his name, place and stead, in any and all capacities, in connection with the registrant’s registration statement on Form S-8 under the Securities Act of 1933, including to sign the registration statement in the name and on behalf of the undersigned as a director or officer of the registrant, and any and all amendments or supplements to the registration statement, including any and all stickers and post-effective amendments to the registration statement and to sign any and all additional registration statements relating to the same offering of securities as those that are covered by the registration statement that are filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/	Jong S. Whang	Chairman of the Board,	August 13, 2007
Jong S. Whang		President and Chief Executive Officer

/s/	Robert T. Hass	Chief Accounting Officer,	August 13, 2007
Robert T. Hass		Assistant Secretary and
Assistant Treasurer

/s/	Michael Garnreiter	Director	August 13, 2007
Michael Garnreiter

/s/	Alfred W. Giese	Director	August 13, 2007
Alfred W. Giese

/s/	Brian Hoekstra	Director	August 13, 2007
Brian Hoekstra

/s/	Robert F. King	Director	August 13, 2007
Robert F. King